Supplement to the
Strategic Advisers® U.S. Total Stock Fund
May 6, 2024
As Revised August 16, 2024
Prospectus

ArrowMark Colorado Holdings LLC and Boston Partners Global Investors, Inc. no longer serve as sub-advisers for the fund, and all other references to ArrowMark Colorado Holdings LLC and Boston Partners Global Investors, Inc. are no longer applicable.
The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.
Strategic Advisers (the Adviser) is the fund's manager. AllianceBernstein L.P., Arrowstreet Capital, Limited Partnership, BlackRock Investment Management, LLC, Brandywine Global Investment Management, LLC, D. E. Shaw Investment Management, L.L.C., FIAM LLC, FIL Investment Advisors, Fidelity Diversifying Solutions LLC, GW&K Investment Management, LLC, Geode Capital Management, LLC, J.P. Morgan Investment Management Inc., LSV Asset Management, Loomis, Sayles & Company, L.P., Neuberger Berman Investment Advisers LLC, Pacific Investment Management Company LLC, PineBridge Investments LLC, Portolan Capital Management, LLC, Principal Global Investors, LLC, River Road Asset Management, LLC, T. Rowe Price Associates, Inc., Wellington Management Company LLP, and William Blair Investment Management, LLC have been retained to serve as sub-advisers for the fund.
FIL Investment Advisors (UK) Limited (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
The following information supplements information found in the "Fund Management" section under the "Sub-Adviser(s)" heading.
Arrowstreet Capital, Limited Partnership (Arrowstreet), at 200 Clarendon Street, 30th Floor, Boston, Massachusetts, 02116, has been retained to serve as a sub-adviser for the fund. As of March 31, 2025, Arrowstreet had approximately $215.825 billion in assets under management.
The following information supplements information found in the "Fund Management" section under the "Advisory Fee(s)" heading.
The basis for the Board of Trustees approving the sub-advisory agreement for Arrowstreet for the fund will be included in the fund's Form N-CSRS report for the fiscal period ending November 30, 2025, when available.
STS-PSTK-0625-101 1.9918824.101	June 9, 2025